Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION
Rule 2.10 Announcement and Buyback of Own Shares
23 February 2016
In accordance with Rule 2.10 of the City Code on Takeovers and Mergers (the "Code"), Liberty Global (NASDAQ: LBTYA, LBTYB, LBTYK, LILA and LILAK) confirms that it had the following relevant securities held and in issue outside treasury as of the close of business on 22 February 2016:
•252,813,465 Liberty Global Class A ordinary shares of $0.01 each with ISIN reference GB00B8W67662;

•10,472,517 Liberty Global Class B ordinary shares of $0.01 each with ISIN reference GB00B8W67779;

•579,027,010 Liberty Global Class C ordinary shares of $0.01 each with ISIN reference GB00B8W67B19;

•12,630,958 LiLAC Class A ordinary shares of $0.01 each with ISIN reference GB00BTC0M714;

•523,423 LiLAC Class B ordinary shares of $0.01 each with ISIN reference GB00BTC0M938; and

•30,773,877 LiLAC Class C ordinary shares of $0.01 each with ISIN reference GB00BTC0MD78.

Liberty Global announces that it has repurchased the following number of Liberty Global Class C Ordinary Shares of $0.01 each pursuant to its share purchase plan, which operates on a daily basis in compliance with Rule 10b5-1 of the Securities Exchange Act 1934 (the "Buyback Plan"):

Date of purchase	22 February 2016
Number of shares purchased	135,500
Highest price per share (US$)	37.28
Lowest price per share (US$)	36.15

A breakdown of the prices at which these shares were purchased is set out as follows. These shares will be held in treasury until being cancelled in due course.

Price per share (US$)	Number of Liberty Global Class C Ordinary Shares of $0.01
36.1500	100
36.1900	200
36.2000	600
36.2200	1,000
36.2500	200
36.3000	1,600
36.3100	700
36.3200	800

36.3300	1300
36.3400	1,800
36.3500	2400
36.3550	100
36.3600	1500
36.3800	1,400
36.3900	2200
36.4000	1100
36.4100	700
36.4150	100
36.4200	500
36.4300	400
36.4400	900
36.4500	3,100
36.4550	200
36.4600	2,600
36.4700	700
36.4800	300
36.4900	400
36.4950	400
36.5000	700
36.5050	200
36.5100	1900
36.5200	200
36.6300	100
36.6450	400
36.6500	600
36.6900	1,200
36.6950	300
36.7000	3,200
36.7050	200
36.7100	300
36.7200	2200
36.7350	200
36.7400	1,900
36.7600	700
36.7700	200
36.7800	2,800
36.7850	100
36.7900	800
36.8000	2100
36.8050	200
36.8100	3,100
36.8200	1,000
36.8450	200
36.8500	800
36.8550	300
36.8600	4000
36.8700	100
36.8800	1,700
36.8900	600
36.9000	2,000
36.9050	300
36.9100	1100
36.9200	400
36.9400	5,200
36.9500	555
36.9550	400

36.9600	4,100
36.9650	100
36.9700	1700
36.9750	100
36.9800	1000
36.9850	100
36.9900	500
37.0100	500
37.0400	600
37.0450	200
37.0500	1,400
37.0700	5000
37.0750	100
37.0800	5100
37.0900	3,500
37.0950	100
37.1000	1,800
37.1100	1,000
37.1200	1,000
37.1300	100
37.1350	200
37.1400	5,900
37.1450	100
37.1500	3,127
37.1550	100
37.1600	2,800
37.1700	1,800
37.1750	300
37.1800	4,800
37.1900	2,500
37.1950	200
37.2000	1,800
37.2050	500
37.2100	2,500
37.2150	100
37.2200	2,800
37.2300	2,700
37.2350	200
37.2400	1,100
37.2450	300
37.2500	2,000
37.2750	200
37.2800	1,918

Liberty Global further announces that, pursuant to entering into a call spread transaction on 22 February 2016, it has acquired interests in 138,435 Liberty Global Class C ordinary shares of $0.01 each at a net premium per share of $36.12. Accordingly, Liberty Global confirms that it has entered into the following call spread transactions pursuant to the Buyback Plan:

Date of entry into transaction	Class of relevant security	Product description	Written or purchased	Number of securities to which option or derivative relates	Exercise price per unit (US$)	Type e.g. American, European etc.	Expiry date
22 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	138,435	Zero	European	24 March 2016
		Call option	Written	138,435	36.78	European
19 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	141,474	Zero	European	23 March 2016
		Call option	Written	141,474	35.99	European
18 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	140,926	Zero	European	22 March 2016
		Call option	Written	140,926	36.13	European
17 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	145,601	Zero	European	21 March 2016
		Call option	Written	145,601	34.97	European
16 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,126	Zero	European	18 March 2016
		Call option	Written	152,126	33.47	European
12 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	164,194	Zero	European	17 March 2016
		Call option	Written	164,194	31.01	European
11 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	168,097	Zero	European	16 March 2016
		Call option	Written	168,097	30.29	European
10 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	163,771	Zero	European	15 March 2016
		Call option	Written	163,771	31.09	European
09 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	166,721	Zero	European	14 March 2016
		Call option	Written	166,721	30.54	European
08 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	164,406	Zero	European	11 March 2016
		Call option	Written	164,406	30.97	European
05 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	151,718	Zero	European	10 March 2016
		Call option	Written	151,718	33.56	European
04 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	147,927	Zero	European	09 March 2016
		Call option	Written	147,927	34.42	European
03 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	151,447	Zero	European	08 March 2016
		Call option	Written	151,447	33.62	European
02 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	150,019	Zero	European	07 March 2016
		Call option	Written	150,019	33.94	European

01 February	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,536	Zero	European	04 March 2016
		Call option	Written	152,536	33.38	European
29 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	154,106	Zero	European	03 March 2016
		Call option	Written	154,106	33.04	European
28 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	156,859	Zero	European	02 March 2016
		Call option	Written	156,859	32.46	European
27 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,582	Zero	European	01 March 2016
		Call option	Written	152,582	33.37	European
26 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	152,080	Zero	European	29 February 2016
		Call option	Written	152,080	33.48	European
25 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	155,756	Zero	European	26 February 2016
		Call option	Written	155,756	32.69	European
22 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	156,233	Zero	European	25 February 2016
		Call option	Written	156,233	32.59	European
21 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	160,064	Zero	European	24 February 2016
		Call option	Written	160,064	31.81	European
20 January	Liberty Global CLASS C ORDINARY SHARES of $0.01 EACH	Call option	Purchased	163,719	Zero	European	23 February 2016
		Call option	Written	163,719	31.10	European

Further Information
A copy of this announcement will be made available on Liberty Global's website, www.libertyglobal.com.
Investors should note that in connection with the recommended offer for Cable & Wireless Communications Plc, Liberty Global will be required to disclose, which may be on a daily basis, certain further information about its share buyback program and capital structure, as well as other information relating to Liberty Global and the recommended offer. This information may be material to investors in connection with the recommended offer. This information will be posted on our website and will be released through the Regulatory News Service in the U.K., as required by the Code. Therefore, we encourage investors, the media, and others interested in our company to review the information we post on our website, as well as through the Regulatory News Service, which can be accessed here:
http://www.londonstockexchange.com/exchange/news/market-news/market-news-home.html.

For more information about Liberty Global, please visit www.libertyglobal.com or contact:

Investor Relations:		Corporate Communications:
Oskar Nooij	+1 303 220 4218	Marcus Smith	+44 20 7190 6374
Christian Fangmann	+49 221 8462 5151	Bert Holtkamp	+31 20 778 9800
John Rea	+1 303 220 4238	Matt Beake	+44 20 8483 6428
Disclosure requirements of the Code
Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 pm (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3.30 pm (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.
Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 pm (London time) on the business day following the date of the relevant dealing.
If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.
Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).
Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Takeover Panel's website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. You should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129 if you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure.